AMENDMENT NO. 2 TO THE SECURED CONVERTIBLE PROMISSORY NOTES


          AMENDMENT NO. 2 TO THE SECURED CONVERTIBLE PROMISSORY NOTES (this "Agreement"), effective as of September 30, 2002, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and Mr. Mortimer D.A. Sackler (the "Lender"), each a party to the Secured Note Purchase Agreement entered into as of November 27, 2001, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002, and the Subscription
Agreements dated January 14, 2002 (collectively, the "Purchase Agreements") pursuant to which three Secured Convertible Promissory Notes were issued in the aggregate principal amount of $1,200,000 (collectively the "Notes", and each individually the "Note"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Notes.

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the parties wish to amend each Note to extend its maturity date;

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE ONE

                             AMENDMENT TO THE NOTES

          SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge as follows:

          (a) Section 1 of each Note is hereby amended by deleting "September 30, 2002" from such section and inserting "October 31, 2002" in the place of such deletion.


                                   ARTICLE TWO

                                  MISCELLANEOUS

          SECTION 2.1 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

          SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.


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          SECTION 2.3 Effective Date. This Agreement shall become effective (the
"Effective Date") as of the date first referenced above.

          SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Notes and all references to the Notes pursuant to the Note Purchase Agreements and the other documents referenced therein shall be deemed to be references to the Notes as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Notes, the Note Purchase Agreements or any other document referenced therein or herein.

          SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.




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          IN  WITNESSES  WHEREOF,  the parties  hereto  have  caused  their duly authorized officers to execute and deliver this Agreement as of the date first above written.



                                         BORROWER:

                                         eMAGIN CORPORATION




                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:




                                         LENDER:




                                         -------------------------------------
                                         MORTIMER D.A. SACKLER


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